Exhibit 10.25(b)
                   PRIVILEGED AND CONFIDENTIAL

              ATLANTIC COAST AIRLINES HOLDINGS, INC.
                INCENTIVE STOCK OPTION AGREEMENT


This  Incentive  Stock Option Agreement ("Option  Agreement")  is
between  Atlantic  Coast  Airlines  Holdings,  Inc.,  a  Delaware
Corporation (the "Company"), and the employee named in Section  1 below (the "Optionee").

                      W I T N E S S E T H:

WHEREAS, the Company has adopted stock compensation plans for the purpose of encouraging ownership of common stock, $.02 par value ("Common Stock"), of the Company by eligible key employees and directors of the Company, of providing increased incentive for such employees and directors to render services and to exert maximum effort for the business success of the Company, and of further strengthening the identification of employees and directors with the stockholders; and

WHEREAS, Section 422 of the Internal Revenue Code provides that an employee shall not be taxed upon exercise of an option that qualifies as an incentive stock option, provided that the employee does not dispose of the shares acquired upon exercise of such option until two years after the option is granted to the employee and one year after the option is exercised; and

WHEREAS, the Company, acting through the Compensation Committee of its Board of Directors or any person to whom it has delegated its authority (the "Committee"), has determined that its interests will be advanced by the issuance to Optionee of an incentive stock option under the stock compensation plan identified below, as such may previously or subsequently be amended (the "Plan").

NOW, THEREFORE, for and in consideration of these premises it is agreed as follows:

1. Identifying Provisions: As used in this Option Agreement, the following terms shall have the following respective meanings:

(a)  Optionee:



(b)  Date of Grant:


(c)  Name of Plan:


(d)  Number of shares subject to Option Agreement:


(e)  Exercise Price per share: $


(f)  Expiration Date:


(g)  Annual Vesting Percentage:

(h)  Anniversary for Full Vesting:

2. Option. Subject to the terms and conditions contained herein, the Company hereby grants to Optionee the right and option ("Option") to purchase from the Company up to that number of shares of Common Stock specified in Section 1(d) of this Option Agreement, at a price per share equal to the Exercise Price specified in Section 1(e) of this Option Agreement. This Option is intended to qualify to the maximum extent possible as an incentive stock option under Section 422 of the Internal Revenue Code (the "Code"), and therefore meets the following requirements: (i) the Exercise Price is not less than the fair market value of the Common Stock on the date when the Company completed the corporate action constituting an offer of stock for sale to the Optionee; (ii) the Option is not exercisable more than one year after the employee ceases to be employed because of death or a disability (as defined in Section 22(e)(3) of the
Code) or three months after the Optionee otherwise ceases to be an employee of the Company or its parent or a subsidiary, (iii) the Optionee is not a greater than ten percent shareholder (or, if Optionee is, such further conditions required under Code
Section 422 have been satisfied), and (iv) such option shall not be exercisable more than ten years after the date on which such option is granted. The Code further provides that option shares do not qualify for incentive stock option treatment if and to the extent that (i) the aggregate Exercise Price for shares that could be purchased under the Option in the year the Option first became exercisable as to such shares, plus (ii) the aggregate exercise price for shares under any of the Optionee's other concurrently or previously granted incentive stock options that first became exercisable in that same calendar year, exceeds $100,000. Therefore, notwithstanding anything to the contrary herein, if and to the extent that any shares are issued under a portion of this Option that exceeds the forgoing $100,000 limitation, such shares shall not be treated as issued under an incentive stock option.

3. Option Period. The Option herein granted may not be exercised or exercisable after the Expiration Date specified in
Section 1(f) of this Option Agreement. This Option shall not be exercisable on the Date of Grant, but, subject to such further terms and limitations set forth herein, on each anniversary of the Date of Grant this Option shall become exercisable to purchase, and shall vest with respect to, a number of shares of Common Stock (rounded to the nearest whole share) equal to the Annual Vesting Percentage (as specified in Section 1(g)) multiplied by the total number of shares subject to this Option Agreement (as specified in Section 1(d), without regard to any previous exercises of this Option), so that as of the anniversary of the Date of Grant specified in Section 1(h) this Option shall have become fully exercisable and vested as to the total number of shares subject to this Option Agreement.

4. Procedure for Exercise. The Option herein granted may be exercised by written notice by Optionee to the Secretary of the Company setting forth the number of shares of Common Stock with respect to which the Option is to be exercised, and specifying such further information regarding delivery of such shares as the Secretary of the Company may reasonably request. Payment shall be by means of cash, or a cashier's check or bank draft, payable to the order of the Company, by a commitment from a brokerage firm acceptable to the Secretary of the Company to pay the aggregate Exercise Price from proceeds of a sale of shares issuable on exercise of the Option, or at the option of the Optionee, in Common Stock theretofore owned by such Optionee for at least six months (or a combination of cash and Common Stock). As promptly as practicable after exercise of this Option, the Company shall issue to Optionee the number of shares of Common Stock with respect to which such Option has been so exercised.

5. Termination of Employment. If Optionee's employment with the Company is terminated prior to the Expiration Date for any reason other than death or disability, the Option shall immediately terminate to the extent it is not exercisable on the date of Optionee's termination of employment. To the extent that the Option is exercisable on the date of Optionee's termination of employment for any reason other than death or disability, the Option may be exercised at any time on or before the earlier of
(i) the close of business on the thirtieth (30th) day after such date of termination of employment, and (ii) the Expiration Date.

6. Disability or Death. If Optionee's employment with the Company is terminated by Optionee's disability or death, the Option shall immediately terminate to the extent it is not exercisable on such date. To the extent that the Option is exercisable on the date of Optionee's termination of employment on account of disability or death, the Option may be exercised by Optionee, his executor or administrator, or the person or persons to whom his rights under this Option Agreement shall pass by will or by the laws of descent and distribution, as the case may be, at any time on or before the earlier of (i) the date that is one
(1) year from the date of Optionee's death or the date of the determination of Optionee's disability, and (ii) the Expiration Date. Optionee shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he is incapable of performing services for the Company by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration.

7. Transferability. This Option shall not be transferable by Optionee otherwise than by Optionee's will or by the laws of descent and distribution. During the lifetime of Optionee, the Option shall be exercisable only by him. Any heir or legatee of Optionee shall take rights under this Option subject to the terms and conditions of this Option Agreement. No such transfer of this Option Agreement to heirs or legatees of Optionee shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance and assumption by the transferee or transferees of the obligations of the Optionee and of the other terms and conditions hereof.

8. No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to any shares of Common Stock covered by this Option Agreement until the date of issuance of shares of Common Stock purchased pursuant to this Option Agreement. Until such time, Optionee shall not be entitled to dividends or to vote at meetings of the stockholders of the Company. Except as provided in paragraph 10 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or securities or other property) paid or distributions or other rights granted in respect of any share of Common Stock for which the record date for such payment, distribution or grant is prior to the date upon which the Optionee shall have been issued share certificates, as provided hereinabove.

9.   Extraordinary Corporate Transactions.

          A. If the Company experiences a "Fundamental Change" (as that term is defined in the Plan), the Committee may make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price for the then unexercised portion of the Option.

          B. Acceleration of Option upon a Change in Control. If the Company experiences a Corporate Change, the exercisability and vesting of this Option shall accelerate as of the date of such Corporate Change. The Compensation Committee of the Company's Board of Directors (the "Committee") shall provide that if a Corporate Change occurs, then effective as of a date selected by the Committee, the Committee (which for purposes of the Corporate Changes described in clauses (iii) and (v) of the definition of Corporate Change below shall be the Committee as constituted prior to the occurrence of such Corporate Change) acting in its sole discretion without the consent or approval of Optionee, will effect one or more of the following alternatives or combination of alternatives with respect to this Option (which alternatives may be conditional on the occurrence of such of the Corporate Change specified in clause (i) through (v) of the definition of Corporate Change below which gives rise to the Corporate Change): (1) in the case of a Corporate Change specified in clauses (i), (ii) or (iv) of the definition thereof, provide that the Option (including any portion exercisable pursuant to the first sentence of this Paragraph 9.B.) may be exercised in full for a limited period of time on or before a specified date (which will permit Optionee to participate with the Common Stock received upon exercise of such option in the event of a Corporate Change specified in clauses (i), (ii) or
(iv) of the definition of Corporate Change below, as the case may
be) fixed by the Committee, after which specified date the Option and all rights of Optionee hereunder shall terminate, (2) provide that the Option (including any portion exercisable pursuant to the first sentence of this Paragraph 9.B.) may be exercised for the Options then remaining term, or (3) require the mandatory surrender to the Company of this Option (including any portion exercisable pursuant to the first sentence of this Paragraph 9.B.) as of a date, before or not later than sixty days after such Corporate Change, specified by the Committee, and in such event the Committee shall thereupon cancel such Options and the Company shall pay to Optionee an amount of cash equal to the excess of the fair market value of the aggregate shares subject to such Option over the aggregate option price of such shares; provided, however, the Committee shall not select an alternative (unless consented to by Optionee) that, if Optionee exercised Optionee's accelerated Options pursuant to alternative 1 or 2 and participated in the transaction specified in clause (i), (ii) or
(iv) of the definition of Corporate Change below or received cash pursuant to alternative 3, would result in Optionee's owing any money by virtue of operation of Section 16(b) of the Exchange Act. If all such alternatives have such a result, the Committee shall take such action, which is hereby authorized, to put Optionee in as close to the same position as Optionee would have been in had alternative 1, 2 or 3 been selected but without resulting in any payment by Optionee pursuant to Section 16(b) of the Exchange Act. Notwithstanding the foregoing, with the consent of Optionee, the Committee may in lieu of the foregoing make such provision with respect of any Corporate Change as it deems appropriate.

          C. Definitions. For purposes of this Agreement "Corporate Change" shall each mean (i) any merger or consolidation in which the Company shall not be the surviving entity (or survives only as a subsidiary of another entity, unless the stockholders of Company immediately before such merger or consolidation own, directly or indirectly immediately following such merger or consolidation, substantially all of the combined voting power of the surviving entity in substantially the same proportion as their ownership immediately before such merger or consolidation, (ii) the sale of all or substantially all of the Company's assets to any other person or entity (other than a wholly-owned subsidiary), (iii) the acquisition of beneficial ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock by any person or entity (including a "group" as defined by or under Section 13(d)(3) of the Exchange
Act), (iv) the dissolution or liquidation of the Company, (v) a contested election of directors, as a result of which or in connection with which the persons who were directors of the Company before such election or their nominees cease to constitute a majority of the Board, or (vi) any other event specified by the Committee, regardless of whether at the time an Option is granted or thereafter.

10. Compliance With Securities Laws. Upon the acquisition of any shares pursuant to the exercise of the Option herein granted, Optionee (or any person acting under paragraph 7 of this Agreement) shall enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Option Agreement.

11. Compliance With Laws. Notwithstanding any of the other provisions hereof, Optionee agrees that he will not exercise the Option granted hereby, and that the Company will not be obligated to issue any shares pursuant to this Option Agreement, if the exercise of the Option or the issuance of such shares of Common Stock would constitute a violation by the Optionee or by the Company of any provision of any law or regulation of any governmental authority. The certificates representing the shares of Common Stock purchased by exercise of an Option will be stamped or otherwise imprinted with legends in such form as the Company or its counsel may require with respect to any applicable restrictions on sale or transfer and the stock transfer records of the Company will reflect stop-transfer instructions with respect to such shares.

12. Withholding of Tax. If the Company becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option or the disposition of shares of Common Stock acquired by exercise of this Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., Medicare, state disability insurance tax or other employment tax, the Optionee shall be obligated, as of the first date on which the Company is so obligated, to pay such amounts to the Company in cash or check, or other property acceptable to the Secretary of the Company in his sole discretion; and, if the Optionee fails to make such payment, the Company is authorized by the Optionee to withhold from any payments then or thereafter payable to the Optionee, any such amounts or the Company may otherwise refuse to issue or transfer any shares otherwise required to be issued or transferred pursuant to the terms hereof. The Committee may, in its sole discretion, allow the Optionee to pay any such amounts through the surrender of whole shares of Common Stock or by having the Company withhold whole shares of Common Stock otherwise issuable upon the exercise of this Option. Any such shares surrendered or withheld shall be valued at their market value, determined by such method as the Secretary of the Company in his sole discretion shall determine, equal to the sums required to be withheld as of the date on which the amount of tax to be withheld is determined.

13. Resolution of Disputes. As a condition of the grant of the Option hereby and of the ability to exercise the Option, the Optionee and his heirs, successors and personal representatives agree that any dispute or disagreement which may arise hereunder shall be determined by the Committee in its sole discretion and judgment, and that any such determination and any interpretation by the Committee of the terms of this Option Agreement shall be final and shall be binding and conclusive, for all purposes, upon the Company, Optionee, his heirs, successors and personal representatives.

14. Notices. Every notice hereunder shall be in writing and shall conclusively be deemed to be given only if given by registered or certified mail. All notices of the exercise of any Option hereunder shall be directed to Atlantic Coast Airlines Holdings, Inc., 515-A Shaw Road, Dulles, Virginia 20166,
Attention: Secretary. Any notice given by the Company to Optionee directed to him at his address on file with the Company shall be effective to bind him and any other person who shall have acquired rights hereunder. The Company shall be under no obligation whatsoever to advise Optionee of the existence, maturity or termination of any of Optionee's rights hereunder and Optionee shall be deemed to have familiarized himself with all matters contained herein and in the Plan which may affect any of Optionee's rights or privileges hereunder.

15. Construction and Interpretation. Whenever the term "Optionee" is used herein under circumstances applicable to any other person or persons to whom this award, in accordance with the provisions of paragraph 7 hereof, may be transferred, the word "Optionee" shall be deemed to include such person or persons. References to the masculine gender herein also include the feminine gender for all purposes. This Option Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware.

16. Agreement Subject to Plan. This Option Agreement is subject to the Plan (including any subsequent amendments thereto). In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. All definitions of words and terms contained in the Plan shall be applicable to this Option Agreement.

17. Employment Relationship. For purposes of this Option Agreement, Optionee shall be considered to be in the employment of the Company as long as he remains an employee of the Company or an Affiliate (as defined in the Plan) or remains a director of the Company or of such an Affiliate or provides consulting services under Section 12 of the Severance Agreement. Any questions as to whether and when there has been a termination of such employment and the cause of such termination shall be determined by the Committee, and its determination shall be final. Nothing contained herein shall be construed as conferring upon the Optionee the right to continue in the employ of the Company, nor shall anything contained herein be construed or interpreted to limit the "employment at will" relationship between the Optionee and the Company. (In addition, an employee shall be considered to be in the employment of the Company as long as he remains an employee of any partnership, joint venture or corporation not meeting the requirements of a Subsidiary but in which the Company or a Subsidiary is a stockholder and which is designated by the Committee as subject to this provision).

18. Binding Effect. This Option Agreement shall be binding upon and inure to the benefit of any successors to the Company.

IN WITNESS WHEREOF, the Option Agreement has been executed as of the Date of Grant.


                              Atlantic Coast Airlines Holdings,
                                   Inc.



                              By:_______________________________



                              Optionee


                              __________________________________
                              Name